UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2023
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2023, MiMedx Group, Inc. (the “Company”) announced that Doug Rice has been appointed to serve as Chief Financial Officer of the Company, effective on July 5, 2023. Also on July 5, 2023, Peter Carlson submitted his resignation as Chief Financial Officer of the Company.

Mr. Rice, age 57, served as the Chief Financial Officer of a leading global spine and orthopedics company, Orthofix Medical Inc., from April 2015 to January, 2023. His term culminated with Orthofix’s recent merger with SeaSpine. Prior to Orthofix, Mr. Rice was Chief Financial Officer at Vision Source, a national optometric network provider, held several finance roles including at McAfee and Concentra, and started his career at PricewaterhouseCoopers. Mr. Rice is a Certified Public Accountant and received his undergraduate degree with honors and his MBA from Southern Methodist University.

On June 30, 2023, Mr. Rice accepted the Company’s Employment Offer Letter (the “Offer Letter”), which provides for the following compensation in connection with Mr. Rice’s service as Chief Financial Officer: (i) a base annual salary of $540,000, (ii) eligibility to participate in the Company’s Management Incentive Plan with an annual target cash bonus amount equal to sixty percent (60%) of his annual base salary, (iii) as a material inducement to his hiring as Chief Financial Officer, pursuant to the terms described below and applicable award agreements, sign-on grants of 162,000 performance stock units (“PSUs”) vesting based on a three year performance period ending on December 31, 2025, 97,200 restricted stock units (“RSUs”) vesting annually over three years and 94,000 stock options vesting annually over four years (the “Options”), and (v) eligibility to receive further annual awards under the Company’s long-term incentive plans, anticipated to be a mix of RSUs, PSUs and options similar to those to be provided to other executives in 2024 representing 200% of Mr. Rice’s annual base salary, vesting over three years. In addition, on July 5, 2023, Mr. Rice entered into a Key Employee Retention and Restrictive Covenant Agreement with the Company providing certain lump sum no cause separation benefits and continuing benefits in the event (i) of a change in control of the Company and within 12 months of such event Mr. Rice’s employment being involuntarily terminated without cause or being voluntary terminated by Mr. Rice for good reason, (ii) Mr. Rice’s employment is involuntarily terminated without cause, or (iii) of a voluntary termination of employment by Mr. Rice for good reason. The lump sum benefits are 1.25 times Mr. Rice’s base salary and target bonus for a no cause or good reason termination and 1.5 times Mr. Rice’s base salary and target bonus for a no cause or good reason termination within one year following a change in control. In each instance, Mr. Rice is entitled to either benefit continuation for a period equal to the amount of the separation payment, i.e. 15 months or 18 months, or a cash payment equal to the cost of such benefit continuation.

The PSUs will vest based on a three year performance period ending on December 31, 2025 based upon the achievement of specified performance conditions, subject to Mr. Rice’s continued employment except in the case of Mr. Rice’s death or disability. Vesting of PSUs at the target level (or actual performance, if higher) will accelerate upon a termination of employment without Cause or a termination by Mr. Rice for Good Reason within two years following a Change in Control of the Company occurring prior to the end of the performance period and while Mr. Rice is in continuous service.

The RSUs will vest over a three year period following grant, one third each year of the vesting period, subject to Mr. Rice’s continued employment except in the case of Mr. Rice’s death or disability. The RSUs will also vest upon a termination of employment without Cause or a termination of employment by Mr. Rice for Good Reason within two years following a Change in Control of the Company occurring prior to the end of the vesting period and while Mr. Rice is in continuous service.

The Options will vest over a four year period ending on the fourth anniversary of grant, subject to Mr. Rice’s continued employment, 25% each year of the performance period. The Option includes a one year post-termination exercise period, to the extent vested, and will expire on the seventh anniversary of the grant date. The Options will also vest upon a termination of employment without Cause or a termination of employment by Mr. Rice for Good Reason within two years following a Change in Control of the Company occurring prior to the end of the vesting period and while Mr. Rice is in continuous service.

Mr. Rice has also agreed to the Company’s standard senior executive restrictive covenants, including confidentiality and non-solicitation, non-competition and assignment of employee inventions.

The foregoing summaries of the Offer Letter, Key Employee Retention and Restrictive Covenant Agreement, and the PSU, RSU and Stock Option Agreements do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the agreements, which are included as Exhibits 10.1 to 10.4 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
A copy of the Company’s press release dated July 5, 2023, relating to the announcement described in Item 5.02, is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter dated June 30, 2023, between the Company and Doug Rice
10.2	Key Employee Retention and Restrictive Covenant Agreement dated July 5, 2023, between the Company and Doug Rice
10.3	Inducement Performance Stock Unit Agreement dated June 30, 2023, between the Company and Doug Rice
10.4	Inducement Restricted Stock Unit Agreement dated June 30, 2023, between the Company and Doug Rice
10.5	Inducement Stock Option Agreement dated June 30, 2023, between the Company and Doug Rice
99.1	Press release dated July 5, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

July 5, 2023	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer